Supplement dated January 17, 2025, to the Statutory Prospectus dated May 1, 2024 for the following variable universal life policies:

Issued by Pacific Life Insurance Company

Pacific Admiral VUL

MVP Admiral VUL

The purpose of this supplement is to provide clarification regarding the Alternate Loan Rider 2. This supplement must be preceded or accompanied by the Statutory Prospectus for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787. Please retain this supplement for future reference.

Effective January 27, 2025, the following disclosure in first sentence in the first paragraph of the Reclassifying Standard Policy Debt as Alternate Policy Debt subsection in the WITHDRAWALS, SURRENDERS AND LOANS section is hereby deleted:

All or a portion of Standard Policy Debt may be reclassified as Alternate Policy Debt, by Written Request once in any twelve-month period provided the Standard Policy Debt amount that is reclassified does not exceed this rider’s Maximum Alternate Loan Available and the Policy is not in a Lockout Period.

The deleted sentence above is replaced with the following:

All or a portion of Standard Policy Debt may be reclassified as Alternative Policy Debt, by Written Request, once in any twelve-month period; provided the Policy is not in a Lockout Period.

Effective January 27, 2025, the following disclosure in the Reclassifying Alternate Policy Debt as Standard Policy Debt subsection in the WITHDRAWALS, SURRENDERS AND LOANS section is hereby deleted:

All or a portion of Alternate Policy Debt may be reclassified as Standard Policy Debt, by Written Request, once in any twelve-month period, provided the Alternate Policy Debt amount reclassified does not exceed the Policy’s maximum Standard Loan Amount available.

The deleted sentence above is replaced with the following:

All or a portion of Alternate Policy Debt may be reclassified as Standard Policy Debt, by Written Request, once in any twelve-month period.

Form No. 15-53309-00

Supplement dated January 17, 2025, to the Statutory Prospectus dated May 1, 2024, for the following flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company:

Pacific Admiral VUL, MVP VUL Admiral, Pacific Harbor VUL, MVP VUL 11 LTP, MVP VUL 11, Pacific Select VUL 2, MVP VUL Accumulator, Pacific Select VUL Accumulation, MVP VUL 10, MVP VUL 10 LTP, Pacific Select VUL, Pacific Prime VUL

The purpose of this supplement is to announce changes to the Premier LTC Rider. This rider is accompanied by the Statutory Prospectus, as applicable (collectively, the “Prospectus”) for your Policy, as supplemented. All information in the Prospectus dated May 1, 2024, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

Effective January 27, 2025, the following definition in the Montana State Variations for the Premier LTC Rider in the Prospectuses is hereby amended as follows:

Home Health Care – medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency or by any other skilled or unskilled individual in their residences. Such services may include:

Nursing;

Home health aide services;

Physical therapy;

Occupational therapy;

Speech therapy;

Hospice service;

Medical supplies and equipment suitable for use in the home; and

Medically necessary personal hygiene, grooming and dietary assistance.

Form No. 15-53327-00